                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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                       NATIONWIDE VARIABLE INSURANCE TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                       NATIONWIDE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

Nationwide NVIT Global      Nationwide NVIT Growth    Nationwide Multi-Manager
   Financial Services Fund     Fund                      NVIT Small Company Fund
Nationwide NVIT Global      Nationwide NVIT U.S.      Nationwide Multi-Manager
   Health Sciences Fund        Growth Leaders Fund       NVIT Small Cap Value Fund
Nationwide NVIT Global      NVIT Nationwide Fund
   Technology and           NVIT Nationwide Leaders
   Communications Fund         Fund

November 21, 2007

Dear Shareholders:

     The  enclosed  Information  Statement  details a recent  subadviser  change relating to the series  listed  above  (each,  a "Fund," and  collectively,  the
"Funds") of Nationwide Variable Insurance Trust (the "Trust").

     Specifically,  the  Board  of  Trustees  of the  Trust  (the  "Board")  has
approved,  with respect to the Funds, the selection of Aberdeen Asset Management
Inc.  ("Aberdeen") to serve as subadviser to the Funds. The change was effective on October 1, 2007.  The Trust has an exemptive  order from the U.S.  Securities and  Exchange  Commission  that  allows  certain  subadviser  changes to be made without shareholder  approval (the "Manager of Managers Order").  The Manager of
Managers Order instead requires that this Information Statement be sent to you.

     The Board  selected  Aberdeen to serve as  subadviser to the Funds upon the recommendation  of Nationwide Fund Advisors ("NFA"),  the investment  adviser to the Funds. This recommendation was based on several factors, including:

o    the restructuring of NFA by Nationwide Financial Services, Inc., the parent company of NFA, to operate  primarily as a "Manager of Managers"  under the
     Manager of Managers Order,  under which NFA, rather than managing the Funds directly, will instead oversee one or more subadvisers;

o    the sale of NFA's active equity portfolio  management  business,  including all portfolio managers,  analysts,  and support personnel,  to Aberdeen, so that the investment  personnel who currently manage each Fund will continue to manage the Funds as employees of Aberdeen; and

o    the same investment strategy that has been employed for the Funds under NFA will continue to be employed by Aberdeen.

     Please read the enclosed Information Statement for additional information.

     We look forward to continuing to serve you and the Funds in the future.

                                Sincerely,

                                /s/Eric E. Miller
                                Eric E. Miller
                                Secretary, Nationwide Variable Insurance Trust

                       NATIONWIDE VARIABLE INSURANCE TRUST
                           1200 River Road, Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

Nationwide NVIT Global      Nationwide NVIT Growth    Nationwide Multi-Manager
   Financial Services Fund     Fund                      NVIT Small Company Fund
Nationwide NVIT Global      Nationwide NVIT U.S.      Nationwide Multi-Manager
   Health Sciences Fund        Growth Leaders Fund       NVIT Small Cap Value Fund
Nationwide NVIT Global      NVIT Nationwide Fund
   Technology and           NVIT Nationwide Leaders
   Communications Fund         Fund

                              INFORMATION STATEMENT

     The Board of Trustees (the "Board") of Nationwide  Variable Insurance Trust
(the  "Trust") is  furnishing  this  Information  Statement  with respect to the series of the Trust listed above (each,  a "Fund," and  together,  the "Funds").
All owners  ("Contract  Owners") of variable annuity  contracts or variable life insurance  policies  ("variable  contracts")  who,  as of October  1, 2007,  had selected the Funds as an  underlying  investment  option  within their  variable contract will receive this Information  Statement.  This  Information  Statement will be sent to  Contract  Owners  on or about  November  29,  2007.  The  Trust received an  exemptive  order (the  "Manager of Managers  Order")  from the U.S.
Securities and Exchange  Commission (the "SEC"),  which permits  Nationwide Fund
Advisors ("NFA"),  the Funds' investment  adviser, to hire new subadvisers which are unaffiliated  with NFA, to terminate  subadvisory  relationships and to make changes to existing  subadvisory  agreements with the approval of the Board, but without obtaining shareholder approval;  provided, among other things, that each
Fund send to its  shareholders  (or, in this case, the Contract  Owners who have selected the Fund as an investment option) an information  statement  describing any new subadviser within 90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
         WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

     The Trust, on behalf of the Funds, has entered into an Investment  Advisory
Agreement  with NFA.  Pursuant to the  Investment  Advisory  Agreement,  NFA may
select one or more  subadvisers  for the Funds and  supervises  the Funds' daily business  affairs,  subject to the supervision  and direction of the Board.  NFA selects  subadviser(s)  it believes  will  provide  the Funds with high  quality investment  management services consistent with the Funds' investment objective.
NFA is responsible for the overall monitoring of the Funds' subadviser(s).

     Effective October 1, 2007,  Aberdeen Asset Management Inc.  ("Aberdeen") is
the Funds'  subadviser.  Aberdeen is  independent  of NFA,  and  discharges  its responsibilities  subject to the oversight and  supervision of NFA.  Aberdeen is paid by NFA from the fees NFA  receives  from  the  Funds.  In  accordance  with procedures  adopted by the Board,  Aberdeen  may effect  portfolio  transactions through an affiliated  broker-dealer  that  receives  brokerage  commissions  in connection therewith as permitted by applicable law.

     The purpose of this  Information  Statement  is to report the  selection of
Aberdeen, located at 1735 Market Street, 37th Floor, Philadelphia,  Pennsylvania
19103,  as  subadviser  for the  Funds.  Aberdeen  began  serving  as the Funds'
subadviser on October 1, 2007,  following  action taken by the Board on June 13,
2007 to approve  Aberdeen  as the  subadviser  with  respect  to the Funds.  The decision  by the  Board to  approve  Aberdeen  as  subadviser,  as well as other important information, is described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

     As part of NFA's duties to select and supervise  the Funds'  subadviser(s),
NFA is responsible for communicating performance expectations to, and evaluating the  performance  of a  subadviser  and  recommending  to the Board  whether new subadvisers  should be hired or whether a  subadviser's  contract with the Trust should be renewed,  modified or terminated.  NFA  periodically  provides written reports to the Board  describing  the results of its  evaluation  and monitoring functions.

     On  April  30,  2007,  Nationwide  Financial  Services,  Inc.  ("Nationwide
Financial")  acquired from Nationwide  Corporation the "retail asset  management subsidiaries"  of NWD  Investment  Management,  Inc.,  which  includes NFA. As a result of the acquisition,  Nationwide Financial is restructuring NFA to operate primarily as a "Manager of Managers"  under which NFA,  rather than managing the
Funds directly, will instead oversee one or more subadvisers.

     As part  of  this  restructuring,  on  September  17,  2007,  Aberdeen  and
Nationwide  Financial,  NFA,  and  Nationwide  SA Capital  Trust  (collectively,
"Nationwide")  entered into a definitive Purchase Agreement under which Aberdeen agreed to  purchase  from  Nationwide  the active  equity  portfolio  management business of NFA and Nationwide SA Capital Trust (the  "Transaction").  Portfolio
managers,  analysts and support  personnel were included in the Transaction,  as well as resources and technology. The Transaction closed on October 1, 2007 (the
"Closing").  Upon the Closing, and as per the Purchase Agreement,  NFA continues to serve as the  investment  adviser  to the  Funds,  while  Aberdeen  commenced service as a subadviser to the Funds.

     Aberdeen was recommended  for a number of reasons,  including that the same portfolio  managers that currently manage the Funds before the Transaction would continue to manage the Funds after the  Transaction,  but do so as  employees of
Aberdeen,  and the same investment strategy that has been employed for the Funds under NFA will continue to be employed by Aberdeen.

     As described above, the portfolio managers and investment analysts for each of the Funds are identical  both prior to and after the  Transaction.  Moreover, the portfolio managers and analysts are expected to use the same trading systems and investment  processes they used prior to the Transaction,  but will do so as employees of Aberdeen rather than NFA.

     No material  changes have taken place or are anticipated in the composition of the Funds'  portfolios or in the investment  practices or techniques  used by the subadviser as a result of the Transaction.  Similarly, there are no material changes to the investment process or investment strategy. The nature and quality of the services  provided to the Funds are not anticipated to change as a result of the Transaction.

     Based on the  foregoing  considerations,  NFA  decided  to  recommend  that
Aberdeen serve as subadviser to the Funds.

BOARD CONSIDERATIONS

     At an in-person  Board meeting held on June 13, 2007, the Board,  including the  Trustees who are not  considered  "interested  persons"  under the 1940 Act
("Independent  Trustees"),  discussed and  unanimously  approved the subadvisory agreement,  on behalf of the Funds. The Trustees had been provided with detailed materials relating to Aberdeen in advance of the meeting and met with management and portfolio managers of Aberdeen at the meeting.  The Independent Trustees met in executive  session with their  independent legal counsel prior to the meeting to discuss  information  relating to the change and the  possible  effect on the
Funds.  The  material  factors  and  conclusions  that  formed the basis for the approval are discussed below.

     The Nature,  Extent,  and Quality of the Services Provided by Aberdeen,  as
Subadviser.  First, the Board considered the  restructuring of NFA by Nationwide
Financial to operate  primarily  as a "Manager of Managers"  under the Manger of
Mangers Order,  under which NFA, rather than managing the Funds  directly,  will instead oversee one or more  subadvisers who will provide  day-to-day  portfolio management  to the Funds.  The Board then  considered  the sale of NFA's  active
equity  portfolio  management   business,   including  all  portfolio  managers,
analysts, and support personnel, to Aberdeen. In light of this restructuring, it was  important to the Board that the Trust retain,  if in the best  interests of the Funds and its  shareholders,  the  investment  management  expertise  of the
Funds'  current  portfolio  mangers,  traders,  analysts,  and other  investment personnel.  In order to accomplish  this goal in a manner  consistent with NFA's reorganization,  the Board  recognized that investment  advisory  services would need to be bifurcated with Aberdeen providing  portfolio  management services as subadviser  and NFA  providing  oversight  and other  services.  The Board  also believed that the addition of a subadviser  should not result in a change of the fees paid by the Funds.

     The Board then considered whether to approve the subadvisory agreement with
Aberdeen.  Specifically,  the Board  considered  Aberdeen's  stated intention to continue to employ the same portfolio  managers who currently  provide portfolio
management  services  to  the  Funds.  The  Board  also  considered   Aberdeen's
representation that Aberdeen, as the Funds subadviser,  will continue to provide the same  nature,  extent,  and  quality  of  services  that the  Funds  and its shareholders  currently  receive.  The Board also noted that NFA proposed to pay
Aberdeen's  subadvisory  fees out of the  advisory fee that NFA  receives.  As a result, there would be no change in the advisory fee paid by the Funds.

     Based on this information, the Board concluded that the nature, extent, and quality of the subadvisory  services to be provided by Aberdeen were appropriate for the Funds in light of its investment objective, and thus, unanimously agreed to approve the subadvisory agreement.

     The  Investment  Performance of the Funds.  The Board  evaluated the Funds'
investment  performance and considered the performance of the current  portfolio managers  who are  expected  to  continue  to manage the Funds as  employees  of
Aberdeen. The Board also reviewed the comparative performance of the Funds based on  data  provided  by  Lipper.  The  Trustees  concluded  that  the  historical investment  performance  record of the  portfolio  managers  who are expected to continue  to manage  the Funds,  in  combination  with  various  other  factors, supported a decision to approve the subadvisory agreement.

     Fee Levels; Economies of Scale. The Board considered the Funds' overall fee level and noted that the overall  expenses  of the Funds  would  remain the same under the subadvisory agreement, as Aberdeen's fees are paid out of the advisory fee that NFA  received  from the Funds.  The  Trustees  considered  the  expense limitation in place for certain Funds  whereby NFA has  contractually  agreed to waive advisory fees NFA received from the Funds and/or pay Funds  expenses.  The
Board  noted that the  Funds'  current  advisory  fee  schedule,  except for the
Nationwide  Multi-Manager NVIT Small Company Fund, includes breakpoints that are intended to result in fee reductions.

     Terms of the  Subadvisory  Agreements.  The Board reviewed the terms of the subadvisory  agreement  and noted that the terms are  identical  in all material respects as the term of the subadvisory  agreements that the Trust currently has in place with its subadvisers.  The Board concluded that the terms were fair and reasonable.

     Conclusion.  The Board,  including all of the Independent Trustees,  having considered each of the foregoing factors, concluded that each factor supported a determination to approve the subadvisory  agreement.  No single factor alone was determinative  in the  decision of the Board  rather the totality of the factors taken together  informed the Board's  decisions.  However,  the Board noted that
Aberdeen is comprised of the same  personnel who currently  manage the Funds and that the approval of the new subadvisory agreement was needed in order to retain the investment  management  expertise of the Funds' current portfolio management teams.  The Board of Trustees  concluded  that the  approval of the  subadvisory agreement  was in the  best  interests  of the  Funds,  as  applicable,  and its respective shareholders and unanimously approved the subadvisory agreement.

THE SUBADVISORY AGREEMENT

     The  subadvisory  agreement  with  Aberdeen,  dated  October  1,  2007 (the
"Agreement"), was approved by the Board on June 13, 2007. In accordance with the
Manager of Managers  Order,  the  Agreement  will not be submitted to the Funds'
shareholders  for  their  approval.  The  following  is a brief  summary  of the material terms of the Agreement.

     Term.  The  Agreement  has an initial  term that expires on May 1, 2009 and continues for successive one-year terms thereafter as long as its continuance is approved by the Board.  The Agreement can be terminated on not more than 60-days written  notice  by NFA,  the  Trust on  behalf  of a Fund,  a  majority  of the outstanding voting securities of a Fund, or Aberdeen.  The Agreement  terminates automatically if assigned by any party.

     Fees. Under the Agreement,  the annual fee payable by NFA to Aberdeen (as a percentage  of each Fund's  average  daily net assets) is set forth in the table attached as Exhibit A.

     Duties.  Under the  Agreement,  NFA is  responsible  for assigning all or a portion of each Fund's assets to Aberdeen and for  overseeing  and reviewing the performance  of Aberdeen.  Under the current  arrangement,  Aberdeen will manage each Fund's assets under the supervision of NFA.  Aberdeen is required to manage each Fund in  accordance  with each Fund's  investment  objective  and policies, subject to the supervision of NFA and the Board.

     Brokerage. Under the Agreement, Aberdeen is authorized to purchase and sell securities on behalf of each Fund through  brokers or dealers  Aberdeen  selects and to  negotiate  commissions  to be paid on such  transactions.  In doing  so,
Aberdeen  is  required to use  reasonable  efforts to obtain the most  favorable price and execution available but is permitted,  subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

     Indemnification.  Under the  Agreement,  Aberdeen  and its  affiliates  and controlling  persons  cannot be held liable to NFA, the Trust,  the Funds or the
Funds'  shareholders  in the absence of willful  misfeasance,  bad faith,  gross negligence  or  reckless  disregard  of its  duties  under  the  Agreement.  The
Agreement  provides that nothing in the Agreement,  however,  relieves  Aberdeen from any of its  obligations  under federal and state  securities laws and other applicable law.

     Aberdeen is required, under the Agreement, to indemnify NFA, the Trust, the
Funds and their respective  affiliates and controlling persons for any liability or expenses sustained by them as a result of Aberdeen's willful misfeasance, bad faith,  gross  negligence,  reckless  disregard  of its duties or  violation  of applicable  law.  The  Agreement  contains  provisions  pursuant to which NFA is required to indemnify  Aberdeen  for any  liability  and  expenses  which may be sustained as a result of NFA's willful misfeasance, bad faith, gross negligence, reckless  disregard of its duties or violation of  applicable  law. The Trust is required,  under the Agreement,  to indemnify  Aberdeen,  its affiliates and its controlling  persons,  for any  liability  and  expenses  sustained by them as a result of the Trust's willful malfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law.

     Regulatory  Pronouncements.  The Agreement also includes provisions arising from regulatory  changes.  These provisions  include a requirement that Aberdeen establish  and maintain  written  proxy voting  procedures  in  compliance  with current,  applicable laws and regulations,  including,  but not limited to, Rule
30b1-4 under the 1940 Act.  Also, the provisions  include  language  required by
Rule  17a-10  under the 1940 Act that  permits  Aberdeen  to execute  securities transactions under limited  circumstances  through  broker-dealers  deemed to be affiliated  with the Funds,  subject to certain  prohibitions  on  consultations between Aberdeen and other subadvisers to funds affiliated with the Funds.

     Further Information.  The foregoing  description of the Agreement is only a summary  and is  qualified  in its  entirety  by  reference  to the  text of the
Agreement.  A copy of the Agreement is on file with the SEC and is available (i)
in person at the SEC's Public Reference Room at 100 F Street, N.E.,  Washington,
D.C.  20549-2000 (upon payment of any applicable fees); (ii) by mail at the SEC,
Public Reference Section, 100 F Street, N.E., Washington,  D.C. 20549-2000 (upon
payment   of  any   applicable   fees)  or  (iii)  at  the   SEC's   website   -
http://www.sec.gov - through the EDGAR system.

OTHER INFORMATION ABOUT ABERDEEN

     Aberdeen  is located  at 1735  Market  Street,  37th  Floor,  Philadelphia,
Pennsylvania  19103.  The  following  table  sets  forth the name and  principal occupation of each  principal  executive  officer and each director of Aberdeen.
The  address of each person  listed  below is 1735  Market  Street,  37th Floor,
Philadelphia, Pennsylvania 19103.

---------------------------- ----------------------------------------
Name                         Title
---------------------------- ----------------------------------------
Beverley Hendry              Director, Vice President, Managing
                             Director Latin American Operations
---------------------------- ----------------------------------------
Martin James Gilbert         Director, Chairman
---------------------------- ----------------------------------------
Susan Elizabeth Mullin       Director, Vice President, Head of
                             Institutional Business Development
                             Americas
---------------------------- ----------------------------------------
Andrew Alasdair Smith        Director, Treasurer, Chief Financial
                             Officer
---------------------------- ----------------------------------------
Stephen Raymond Ilott        Director
---------------------------- ----------------------------------------
Alan Robin Goodson           Vice President, Secretary
---------------------------- ----------------------------------------
Christian Alexander Pittard  Director, Vice President
---------------------------- ----------------------------------------
Gary William Bartlett        Director, Chief Executive Officer,
                             Head of U.S. Fixed Income
---------------------------- ----------------------------------------
Alexa Virata DiGiorgio       Director, Chief Compliance Officer
---------------------------- ----------------------------------------
Jennifer Ann Nichols         Chief Compliance Officer, Vice
                             President
---------------------------- ----------------------------------------

     Aberdeen does not act as an investment adviser or investment subadviser for any other  series of the Trust  having a  similar  investment  objective  as the
Funds.

MORE ABOUT FEES AND EXPENSES

     Each Fund pays NFA an investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the table attached as Exhibit B.

     During the fiscal year ended  December 31, 2006, the Funds paid the amounts to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

     As of October 1, 2007,  each Fund had issued and  outstanding the shares in the amounts as set forth in the table attached as Exhibit D.

     As of October 1, 2007, to the Trust's knowledge,  no person,  except as set forth in the table at Exhibit E, had or shared voting or  investment  power over more than 5% of the outstanding shares of any class of a Fund.

     As of October 1, 2007, the Executive  Officers and Trustees of the Trust as
a group owned less than 1% of the outstanding shares of any class of each Fund.

     Although  Contract  Owners are not being  asked to vote on the  approval of
Aberdeen as subadviser  to the Funds,  the Trust is required by the rules of the
SEC to  summarize  the  voting  rights of  Contract  Owners.  Whenever  a matter affecting  the  Funds  requires  shareholder  approval,  a  shareholder  meeting generally will be held and a proxy statement and proxy/voting  instruction forms will be sent to the Funds' shareholders and to Contract Owners who have selected the Funds as an underlying  mutual fund option.  Contract  Owners do not vote on such matters  directly  because they are not  shareholders  of the Funds.  These separate  accounts  will then vote the shares of the Funds  attributable  to the
Contract Owners. If voting instructions are not received,  the separate accounts will vote the shares of the Funds for which  voting  instructions  have not been received in  proportion  (for,  against,  or abstain) to those for which  timely voting instructions have been received.  As a result, those Contract Owners that choose to vote,  as compared  with their actual  percentage  of ownership of the
Fund,  may control the outcome of the vote.  Each share of the Funds is entitled to one  vote,  and each  fraction  of a share  is  entitled  to a  proportionate fractional  vote.  Contract  Owners will also be permitted to revoke  previously submitted voting  instructions in accordance with instructions  contained in the proxy statement sent to the Funds' shareholders and to Contract Owners.

     The foregoing  description  of Contract Owner voting rights with respect to the Funds is only a brief summary of these rights. Whenever shareholder approval of a matter  affecting  the  Funds is  required,  the  proxy  statement  sent to shareholders  and to Contract  Owners will fully  describe the voting  rights of
Contract  Owners  and  the  voting  procedures  that  will  be  followed  at the shareholder meeting.

     Currently,  Nationwide Fund Distributors LLC ("NFD"),  an affiliate of NFA,
acts  as  the  Trust's  principal  underwriter.   Under  the  terms  of  a  Fund
Administration  and Transfer  Agency  Agreement,  Nationwide Fund Management LLC
("NFM"), an indirect wholly-owned  subsidiary of Nationwide Financial,  provides various administrative and accounting services, including daily valuation of the
Funds' shares,  preparation of financial statements, tax returns, and regulatory reports,  and  presentation of quarterly  reports to the Board of Trustees.  NFM also  serves as transfer  agent and  dividend  disbursing  agent for each of the
Funds.  Prior  to May 1,  2007,  Nationwide  SA  Capital  Trust  (then  known as
"Gartmore SA Capital Trust") served as administrator to the Funds,  although NFM
(which was then known as "Gartmore Investors Services, Inc.") served as transfer agent.  The  address  for NFA,  NFD,  and NFM is 1200 River  Road,  Suite  1000,
Conshohocken, Pennsylvania 19428.

     NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct majority-owned  subsidiary of Nationwide  Corporation.  All of the  common  stock  of  Nationwide  Corporation  is  held by  Nationwide  Mutual
Insurance  Company (95.2%) and Nationwide  Mutual Fire Insurance Company (4.8%),
each of which is a mutual company owned by its policy  holders.  The address for
each  of  Nationwide  Corporation,   Nationwide  Mutual  Insurance  Company  and
Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio
43215.

     No Officer or Trustee of the Trust is an officer,  employee, or director of
Aberdeen, nor do any such Officers or Trustees own securities issued by Aberdeen or have any other material direct or indirect interest in Aberdeen.

     The Trust will furnish  without  charge,  a copy of the Trust's most recent
Annual Report to shareholders and Semiannual  Report to shareholders  succeeding the Annual  Report,  if any,  upon  request.  This request may be made either by writing  to the  Trust  at the  address  contained  on the  first  page  of this
Information Statement or by calling toll-free (800) 848-6331.  The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request.

                                   By Order of the Board of Trustees of
                                   Nationwide Variable Insurance Trust,

                                   /s/Eric E. Miller
                                   Eric E. Miller, Secretary

November 21, 2007

                                    EXHIBIT A

                                SUBADVISORY FEES

     The annual fee payable by NFA to Aberdeen (as a  percentage  of each Fund's average daily net assets) is set forth in the following table.

-------------------------------------- ----------------------------------------------------
Fund Name                              Subadvisory Fees
-------------------------------------- ----------------------------------------------------
Nationwide NVIT Global Financial       0.51% on assets up to $500 million
Services Fund
-------------------------------------- ----------------------------------------------------
Nationwide NVIT Global Health          0.51% on assets up to $500 million
Sciences Fund
-------------------------------------- ----------------------------------------------------
Nationwide NVIT Global Technology      0.51% on assets up to  $500 million
and Communications Fund
-------------------------------------- ----------------------------------------------------
Nationwide NVIT Growth Fund            0.35% on assets up to $250 million;
                                       0.325% on assets of $250 million up to $1 billion;
                                       0.30% on assets of $1 billion up to $2 billion
-------------------------------------- ----------------------------------------------------
Nationwide NVIT U.S. Growth Leaders    0.45% on assets up to $500 million
Fund
-------------------------------------- ----------------------------------------------------
NVIT Nationwide Fund                   0.30% on assets up to $250 million
                                       0.29% on assets of $250 up to $1 billion;
                                       0.285% on assets of $1 billion up to $2 billion
-------------------------------------- ----------------------------------------------------
NVIT Nationwide Leaders Fund           0.44% on assets up to $500 million
-------------------------------------- ----------------------------------------------------
Nationwide Multi-Manager NVIT Small    0.50% on assets up to $200 million
Cap Value Fund
-------------------------------------- ----------------------------------------------------
Nationwide Multi-Manager NVIT Small    0.54% of average daily net assets
Company Fund
-------------------------------------- ----------------------------------------------------

                                    EXHIBIT B

                            INVESTMENT ADVISORY FEES

     Each Fund pays NFA an investment  advisory fee at an effective  annual rate
(as a  percentage  of the Fund's  average  daily net assets) as set forth in the following table.

-------------------------------------- ---------------------------------------------
Fund Name                              Advisory Fees
-------------------------------------- ---------------------------------------------
Nationwide NVIT Global Financial       0.90% on assets up to $500 million;
Services Fund                          0.85% on assets of $500 million and more
                                       but less than $2 billion;
                                       0.80% for assets of $2 billion or more
-------------------------------------- ---------------------------------------------
Nationwide NVIT Global Health          0.90% on assets up to $500 million;
Sciences Fund(1)                       0.85% on assets of $500 million and more
                                       but less than $2 billion;
                                       0.80% for assets of $2 billion or more
-------------------------------------- ---------------------------------------------
Nationwide NVIT Global Technology      0.88% on assets up to $500 million;
and Communications Fund(1)             0.83% on assets of $500 million and more
                                       but less than $2 billion;
                                       0.78% for assets of $2 billion or more
-------------------------------------- ---------------------------------------------
Nationwide NVIT Growth Fund(1)         0.600% on assets up to $250 million;
                                       0.575% on assets of $750 million and more
                                       but less than $1 billion;
                                       0.550% on assets of  $1 billion and more
                                       but less than $2 billion;
                                       0.525% on assets of $2 billion and more but
                                       less than $5 billion;
                                       0.500% on assets of $5 billion or more
-------------------------------------- ---------------------------------------------
Nationwide NVIT U.S. Growth Leaders    0.90% on assets up to $500 million;
Fund                                   0.80% on assets of $500 million and more
                                       but less than $2 billion;
                                       0.75% for assets of $2 billion or more
-------------------------------------- ---------------------------------------------
NVIT Nationwide Fund                   0.600% on assets up to $250 million;
                                       0.575% on assets of $750 million and more
                                       but less than $1 billion;
                                       0.550% on assets of  $1 billion and more
                                       but less than $2 billion;
                                       0.525% on assets of $2 billion and more but
                                       less than $5 billion;
                                       0.500% on assets of $5 billion or more
-------------------------------------- ---------------------------------------------
NVIT Nationwide Leaders Fund(1)        0.80% on assets up to $500 million;
                                       0.70% on assets of $500 million and more
                                       but less than $2 billion;
                                       0.65% on assets of $2 billion or more
-------------------------------------- ---------------------------------------------
Nationwide Multi-Manager NVIT Small    0.90% on assets up to $200 million;
Cap Value Fund                         0.85% on  assets of $200 million or more
-------------------------------------- ---------------------------------------------
Nationwide Multi-Manager NVIT Small    0.93% of the Fund's average daily net assets
Company Fund
-------------------------------------- ---------------------------------------------

(1)  Performance  Fees for the Nationwide NVIT Global  Financial  Services Fund,
Nationwide NVIT Global Health Sciences Fund,  Nationwide NVIT Global  Technology
and Communications Fund, and NVIT Nationwide Leaders Fund.

The base advisory fee for each of these Funds,  as set forth above,  is adjusted each quarter  beginning one year after  implementation  of the Performance  Fee, depending upon a Fund's  investment  performance for the 12 months preceding the end of that month  relative to the  investment  performance  of each  respective
Fund's  benchmark as listed below. The base fee is either increased or decreased proportionately by the following amounts at each breakpoint,  based upon whether a Fund has out-performed or under-performed its respective  benchmark (using the performance of each such Fund's Class A Shares to measure), by more or less than a maximum of 500 basis  points  over the  preceding  rolling 12 month  period as follows:

         +/- 100 bps under/outperformance             2bps
         +/- 200 bps under/outperformance             4bps
         +/- 300 bps under/outperformance             6bps
         +/- 400 bps under/outperformance             8bps
         +/- 500 bps or more under/outperformance     10bps

The  investment  performance  of each Fund will be the sum of: (1) the change in each  Fund's  value  during  such  period;  (2) the  value  of the  Fund's  cash distributions  (from net income and  realized net gains)  having an  ex-dividend date  during such  calculation  period;  and (3) the value of any capital  gains taxes paid or accrued during such calculation period for undistributed  realized long-term  capital  gains  from  the  Fund.  For  this  purpose,  the  value  of distributions  per share of realized  capital gains, of dividends per share paid from  investment  income and of capital gains taxes per share  reinvested in the
Fund will be the Fund's  value in effect at the close of  business on the record date for the payment of such  distributions  and the date on which  provision is made for such taxes,  after giving  effect to such  distribution,  dividends and taxes.

Benchmark Index Performance:
The  performance of each respective  benchmark  Index for a calculation  period, expressed as a percentage of each Index, at the beginning of such period will be the sum of: (1) the change in the level of the Index during such period; and (2)
the value, as calculated consistent with the Index, of cash distributions having an ex-dividend  date during such period made by those companies whose securities comprise the Index. For this purpose,  cash distributions on the securities that comprise  the Index will be treated as if they were  reinvested  in the Index at least as frequently as the end of each calendar quarter following payment of the dividend.

Benchmark Indices:

1.  Nationwide NVIT Global Financial Services Fund  MSCI World Financial Index
2.  Nationwide NVIT Global Health Sciences Fund     Goldman Sachs Health Care Index
3.  Nationwide NVIT Global Technology and
    Communications Fund                             Goldman Sachs Technology Composite Index
4.  NVIT Nationwide Leaders Fund                    S&P 500 Index

S&P 500 Index Performance:

The  performance of the S&P 500 Index for a calculation  period,  expressed as a percentage of the S&P 500 Index, at the beginning of such period will be the sum of: (1) the change in the level of the S&P 500 Index during such period; and (2)
the  value,   as  calculated   consistent  with  the  S&P  500  Index,  of  cash
distributions  having an  ex-dividend  date  during  such  period  made by those companies whose securities  comprise the S&P 500 Index.  For this purpose,  cash distributions  on the securities that comprise the S&P 500 Index will be treated as if they were  reinvested  in the S&P 500 Index at least as  frequently as the end of each calendar quarter following payment of the dividend.

                                    EXHIBIT C

                      INVESTMENT ADVISORY FEES PAID TO NFA

     The chart below sets forth the  investment  advisory fees paid by each Fund to NFA for the year ended  December  31,  2006.  The amount  indicated is net of waivers.

--------------------------------------------- -------------------
                    Fund                      Advisory Fees ($)
--------------------------------------------- -------------------
Nationwide NVIT Global Financial Services          266,637
Fund
--------------------------------------------- -------------------
Nationwide NVIT Global Health Sciences Fund        564,802
--------------------------------------------- -------------------
Nationwide NVIT Global Technology and              337,877
Communications Fund
--------------------------------------------- -------------------
Nationwide NVIT Growth Fund                       1,291,456
--------------------------------------------- -------------------
Nationwide NVIT U.S. Growth Leaders Fund           627,632
--------------------------------------------- -------------------
NVIT Nationwide Fund                              9,778,131
--------------------------------------------- -------------------
NVIT Nationwide Leaders Fund                       200,289
--------------------------------------------- -------------------
Nationwide Multi-Manager NVIT Small Cap           6,232,921
Value Fund
--------------------------------------------- -------------------
Nationwide Multi-Manager NVIT Small Company       8,700,413
Fund
--------------------------------------------- -------------------

                                    EXHIBIT D

     As of October 1, 2007,  each Fund had issued and  outstanding the shares in the amount set forth in the table attached below.

------------------------------------------ ------------------------------
              Fund                         Number of Shares Outstanding
------------------------------------------ ------------------------------
Nationwide NVIT Global Financial
Services Fund
          Class I                                 586,607.983
          Class II                                1,488,531.65
          Class III                                118,017.99
          Total                                  2,193,157.623
------------------------------------------ ------------------------------
Nationwide NVIT Global Health
Sciences Fund
          Class I                                 512,255.027
          Class II                                192,986.853
          Class III                              2,865,099.002
          Class VI                               1,337,496.542
          Total                                  4,907,837.424
------------------------------------------ ------------------------------
Nationwide NVIT Global Technology
and Communications Fund
          Class I                                3,215,996.935
          Class II                                305,809.897
          Class III                              6,099,145.261
          Class VI                               2,726,834.819
          Total                                  12,347,786.91
------------------------------------------ ------------------------------
Nationwide NVIT Growth Fund
          Class I                                12,056,234.64
          Class IV                                2,531,245.95
          Total                                  14,587,480.59
------------------------------------------ ------------------------------
Nationwide NVIT U.S. Growth
Leaders Fund
          Class I                                2,077,271.814
          Class II                               1,780,366.032
          Class III                              1,033,185.447
          Total                                  4,890,823.293
------------------------------------------ ------------------------------
NVIT Nationwide Fund
          Class I                                106,075,622.2
          Class II                                154,162.728
          Class III                              26,131,381.63
          Class IV                               12,315,792.63
          Total                                  144,676,959.2
------------------------------------------ ------------------------------
NVIT Nationwide Leaders Fund
          Class I                                 201,895.728
          Class III                              1,846,337.003
          Total                                  2,048,232.731
------------------------------------------ ------------------------------
Nationwide Multi-Manager NVIT Small
Cap Value Fund
          Class I                                39,497,357.46
          Class II                               3,550,214.118
          Class III                               100,134.467
          Class IV                               3,871,297.741
          Total                                  47,019,003.79
------------------------------------------ ------------------------------
Nationwide Multi-Manager NVIT Small
Company Fund
          Class I                                29,716,709.99
          Class II                               4,820,909.035
          Class III                               171,376.479
          Class IV                               1,791,944.439
          Total                                  36,500,939.94
------------------------------------------ ------------------------------

                                    EXHIBIT E

     As of October 1, 2007, to the Trust's knowledge,  no person,  except as set forth in the table below,  had or shared  voting or  investment  power over more than 5% of the outstanding shares of any class (collectively, the "shares") of a
Fund:

---------------------------------------------------------------------------------------------
                                          Number of Shares      Percentage of the class Held
Name and Address of Shareholder           Beneficially Owned    by the Shareholder
---------------------------------------------------------------------------------------------
NVIT Nationwide Fund Class I
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   103,074,325.025       97.17%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   29,219,059.041        98.33%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide Multi-Manager NVIT Small Cap Value Fund Class I
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   38,814,421.749        98.27%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NVIT Nationwide Fund Class IV
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      11,462,476.597        93.07%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      853,316.035           6.93%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
Nationwide Multi-Manager NVIT Small Company Fund Class IV
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      1,389,748.281         77.56%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      402,196.158           22.44%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
Nationwide Multi-Manager NVIT Small Cap Value Fund Class IV
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      2,958,534.800         76.42%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      912,762.941           23.58%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
Nationwide NVIT Growth Fund Class IV
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      2,017,701.996         79.71%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      513,543.954           20.29%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
Nationwide NVIT Growth Fund Class I
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   11,875,689.431        98.50%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide Multi-Manager NVIT Small Company Fund Class II
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   4,820,909.035         100.00%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NVIT Nationwide Fund Class II
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   26,131,381.631        100.00%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Technology and Communications Fund Class II
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   305,809.897           100.00%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Technology and Communications Fund Class VI
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   2,726,834.819         100.00%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Health Sciences Fund Class VI
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   1,337,496.542         100.00%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide Multi-Manager NVIT Small Cap Value Fund Class II
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   3,550,214.118         100.00%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Technology and Communications Fund Class III
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   5,025,675.588         82.40%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      932,664.151           15.29%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
NVIT Nationwide Fund Class III
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   139,357.043           90.40%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      14,805.685            9.60%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
Nationwide Multi-Manager NVIT Small Company Fund Class III
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   161,572.540           94.28%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      9,803.939             5.72%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
Nationwide Multi-Manager NVIT Small Cap Value Fund Class III
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   97,424.439            97.29%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Health Sciences Fund Class I
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   426,208.789           83.20%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      43,154.746            8.42%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      41,293.128            8.06%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Technology and Communications Fund Class I
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   2,972,064.234         92.42%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Health Sciences Fund Class II
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   192,986.853           100.00%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Health Sciences Fund Class III
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   2,404,961.392         83.94%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      396,221.659           13.83%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Financial Services Fund Class I
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   468,548.305           79.87%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      89,115.580            15.19%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
Nationwide NVIT U.S. Growth Leaders Fund Class I
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   806,477.556           78.06%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NATIONWIDE INVESTMENT SERVICES CORP.      186,919.575           18.09%
C/O IPO PORTFOLIO ACCOUNTING
ONE NATIONWIDE PLAZA
COLUMBUS OH 43215
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Financial Services Fund Class II
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   118,017.990           100.00%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide NVIT Global Financial Services Fund Class III
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   1,448,074.455         97.28%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide NVIT U.S. Growth Leaders Fund Class II
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   1,780,366.032         100.00%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
Nationwide NVIT U.S. Growth Leaders Fund Class III
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   2,073,766.453         99.83%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NVIT Nationwide Leaders Fund Class I
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   201,895.728           100.00%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------
NVIT Nationwide Leaders Fund Class III
---------------------------------------------------------------------------------------------
NATIONWIDE INSURANCE CO                   1,812,684.321         98.18%
SBL-NWMF
PO BOX 182029
C/O IPO PORTFOLIO
COLUMBUS OH 43218-2029
---------------------------------------------------------------------------------------------